                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12


                                   UWINK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
           _____________________________________________________________________

     (2)   Aggregate number of securities to which transaction applies:
           _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           _____________________________________________________________________

     (4)   Proposed maximum aggregate value of transaction:
           _____________________________________________________________________

     (5)   Total fee paid:
           _____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)    Amount Previously Paid:
           _____________________________________________________________________

    (2)    Form, Schedule or Registration Statement No.:
           _____________________________________________________________________

    (3)    Filing Party:
           _____________________________________________________________________

    (4)    Date Filed:
           _____________________________________________________________________

                                   UWINK, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON [JULY 23], 2007

TO STOCKHOLDERS OF UWINK, INC.:

         You are hereby notified that a Special Meeting of the stockholders of uWink, Inc., a Utah corporation (the "Company"), will be held at [the uWink Restaurant in the Westfield Promenade Shopping Center at 6100 Topanga Canyon Boulevard, Woodland Hills, California, 91367] on [July 23], 2007, at [9:00] a.m. Local Time, to act on the following matters:

(1) To consider and vote upon a proposal to change the state of incorporation of the Company from the state of Utah to the state of Delaware, pursuant to a merger of the Company with and into a newly formed Delaware corporation that is currently a wholly owned subsidiary of the Company. Such merger, if approved would result in, among other things, a one-for-four reverse split and in an increase in the Company's authorized capitalization;

(2) In the event that the proposed reincorporation and merger are not approved, to consider and vote upon a proposal to effect a reverse stock split, pursuant to which every four shares of the Company's common stock issued and outstanding shall be combined into one share of common stock; and

(3) In the event that the proposed reincorporation and merger are not approved, to consider and vote upon a proposal to increase the authorized number of shares of common stock of the Company from 50,000,000 to 100,000,000 (calculated before giving effect to the proposed reverse stock split).

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Stockholders who own shares of common stock of the Company at the close of business on [June 25], 2007, are entitled to notice of and to vote at the Special Meeting.

         All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to submit your Proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the Special Meeting. Submission of a Proxy does not disqualify a stockholder from attending the Special Meeting and voting in person. The mailing address of the Company's principal executive office is as follows:

                                   uWink, Inc.
                   c/o Peter Wilkniss, Chief Financial Officer
                                16106 Hart Street
                           Van Nuys, California 91406
                                 (818) 909-6030

By Order of the Board of Directors,


Nolan K. Bushnell
CHAIRMAN

Dated: [June 26], 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES.

                                   UWINK, INC.
                                16106 HART STREET
                           VAN NUYS, CALIFORNIA 91406

                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------

           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [JULY 23], 2007

         The Board of Directors (the "Board") of uWink, Inc. ("we," "us," "our" or the "Company") is soliciting proxies in the form enclosed with this proxy for use at the Special Meeting (the "Meeting") of stockholders of the Company (the "Stockholders") to be held on [July 23], 2007 at [9:00] A.M. at [the uWink Restaurant in the Westfield Promenade Shopping Center at 6100 Topanga Canyon Boulevard, Woodland Hills, California, 91367] and at any adjournment or postponement thereof. The Company will pay the expenses of soliciting proxies, which we anticipate will total approximately $7,500. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of our common stock in their names and the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

         Only Stockholders of record at the close of business on [June 25], 2007 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding [26,135,491] shares of the Company's common stock (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Stockholder's directions and, unless contrary directions are given, will be voted for the proposals (the "Proposals") described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

         The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal. Brokers holding Common Stock for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

         The Board has adopted and approved each of the Proposals set forth herein as being in the best interest of the Company and recommends that the Company's Stockholders vote "FOR" each of the Proposals.

         The approval of our reincorporation in the state of Delaware requires the approval of a majority of the voting power of the Stockholders entitled to vote at the Meeting. Approval of any other Proposal requires that the number of votes cast in favor of the Proposal exceed the number of votes cast opposing such Proposal.

         This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Stockholders on or about [June 26], 2007.


               The date of this Proxy Statement is [June 26], 2007

                                                    TABLE OF CONTENTS

                                                                                                                    PAGE

SUMMARY............................................................................................................  1
QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING.....................................................................  3
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS..................................................................  5
PROPOSAL 1:  THE REINCORPORATION AND MERGER......................................................................... 6
                  Description of the Reincorporation and Merger....................................................  6
                  Material Terms of the Merger..................................................................... 13
                  Terms of the Merger Agreement.................................................................... 13
                  Certain United States Federal Income Tax Consequences............................................ 15
                  Securities Act of 1933........................................................................... 16
                  Accounting Treatment of the Merger............................................................... 16
                  Dissenter's Rights............................................................................... 16
                  Interest of Certain Persons in the Merger........................................................ 17
         DISSENTERS' RIGHTS........................................................................................ 18
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............................................ 21
         DESCRIPTION OF CAPITAL STOCK.............................................................................. 23
         COMPARISON OF THE RIGHTS OF SECURITYHOLDERS............................................................... 24
         STOCKHOLDER VOTE REQUIRED................................................................................. 30
PROPOSAL 2:  APPROVAL OF THE REVERSE SPLIT......................................................................... 31
         General................................................................................................... 31
         Stockholder Vote Required................................................................................. 36
PROPOSAL 3:  INCREASE IN THE AUTHORIZED COMMON STOCK............................................................... 37
         General................................................................................................... 37
         Stockholder Vote Required................................................................................. 39
STOCKHOLDER PROPOSALS.............................................................................................. 40
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS....................................................... 40
OTHER MATTERS...................................................................................................... 40


         EXHIBIT A - Merger Agreement
         EXHIBIT B - Certificate of Incorporation of uWink, Inc., a Delaware corporation
         EXHIBIT C - Bylaws of uWink, Inc., a Delaware corporation
         EXHIBIT D - Sections 16-10(a)-1301 et. seq. of the Utah Revised Business Corporations Act
         EXHIBIT E - Proposed Amendment to Certificate of Incorporation of uWink, Inc., a Utah corporation


                                                           iv

                                     SUMMARY

         The following is a summary of the terms of the Proposals. This summary is qualified by the more detailed description appearing elsewhere in this proxy statement. Unless otherwise indicated, all references to "we", "us", and "our" refer to uWink, Inc., a corporation formed under the laws of the State of Utah. We urge you to carefully read this Proxy Statement, and the exhibits hereto, in their entirety because the information in this summary is not complete.

Proposal 1:
-----------

         Transaction:               Reincorporation in Delaware (the
                                    "Reincorporation") pursuant to a merger (the
                                    "Merger") with and into New uWink, Inc., a newly formed Delaware corporation that shall initially be a wholly-owned subsidiary of the Company ("New uWink"). If approved, the Reincorporation and Merger shall have the effect of the transactions contemplated in Proposal 2 and Proposal 3, and no action will be taken at the Meeting with respect to such Proposals.

         Purpose: To provide greater flexibility and simplicity in corporate transactions, to increase the marketability of our securities, and to facilitate the listing of our Common Stock on a national exchange.

         Method: uWink, Inc. will enter into an Agreement and Plan of Merger (the "Merger Agreement") whereby the Company will merge with and into New uWink, a newly formed Delaware corporation that is a wholly owned subsidiary of the Company.

         Conversion Ratio:          Every four shares of the Common Stock issued
                                    and outstanding immediately prior to the Merger shall automatically be converted into one share of the common stock of New uWink
                                    (the "New Common Stock"), and derivatives to purchase shares of Common Stock issued and outstanding immediately prior to the Merger shall evidence a derivative to purchase shares of New Common Stock on the same four-for-one conversion basis as described above, on the same terms and conditions as stated in the respective derivative agreement.

         Charter Documents:         The certificate of incorporation (the "New
                                    Certificate of Incorporation") and bylaws
                                    (the "New Bylaws" and collectively with the New Certificate of Incorporation, the "New
                                    Charter Documents") of New uWink shall be the governing documents of the Company.

         Effective Date:            Upon the filing of the requisite merger
                                    documents with the offices of the
                                    secretaries of state of the states of Utah and Delaware, respectively, which we intend to file as soon as is practicable following the requisite stockholder approval of the transaction.

Proposal 2:
-----------

         Transaction:               In the event that the Reincorporation and
                                    Merger are not approved, a reverse stock split pursuant to which every four shares of Common Stock shall be combined into one share of Common Stock (the "Reverse Split").

         Purpose: To align our outstanding shares of capital stock with our existing financial condition and operations, to increase the investor interest in and marketability of our securities, and to facilitate the listing of our Common Stock on a national exchange.

Proposal 3:
-----------


         Transaction:               In the event that the Reincorporation and
                                    Merger are not approved, an amendment (the
                                    "Amendment") of the Company's Certificate of Incorporation (the "Certificate of
                                    Incorporation") to, among other things,
                                    increase the number of shares of Common
                                    Stock the Company is authorized to issue from 50,000,000 to 100,000,000 (without giving effect to the proposed Reverse Split described in Proposal 2).

         Purpose: To make additional shares of Common Stock available for issuance in connection with possible future acquisition transactions or financings, and for other general corporate purposes.

         The approval of Proposal 1, our Reincorporation in the state of Delaware, requires the approval of a majority of the voting power of the Stockholders entitled to vote at Meeting. If approved, the Reincorporation and Merger will have the effect of the actions contemplated by Proposals 2 and 3, and no further action will be taken at the Meeting with respect to such Proposals. Approval of Proposal 2, the Reverse Split (if required) and Proposal 3, the Amendment (if required), requires that the number of votes cast in favor of the Proposal exceed the number of votes cast opposing such Proposal.

                 QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING


WHAT IS BEING VOTED ON AT THE MEETING?

         The Board is asking Stockholders to consider three items at this Meeting of Stockholders:

         1. To approve the Reincorporation of the Company under the laws of the state of Delaware pursuant to the Merger Agreement, to be executed by and between our Company and New uWink, and all transactions and developments contemplated thereby. If approved, the Reincorporation and Merger will have the effect of the actions contemplated by Proposal 2 and Proposal 3, and no further action will be taken at the Meeting with respect to such Proposals;

         2. In the event the Reincorporation and Merger are not approved, to approve the proposal of the Board to effect the Reverse Split pursuant to which every four shares of Common Stock issued and outstanding will be combined into one share of Common Stock; and

         3. In the event the Reincorporation and Merger are not approved, to approve the Amendment of the Certificate of Incorporation to, among other things, increase the authorized number of shares of Common Stock from 50,000,000 to 100,000,000.

WHO CAN VOTE AT THE MEETING?

         The Board has set [June 25], 2007 as the Record Date for the Meeting. Only persons holding shares of our common stock of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. Each share of our Common Stock will be entitled to one vote per share on each matter properly submitted for vote to our Stockholders at the Meeting. On the Record Date there were [26,135,491] shares of our Common Stock outstanding held by a total of approximately [677] Stockholders of record.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

         To constitute a quorum at the Meeting, we need greater than one-half of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any Proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any Proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to us, even if you attend the Meeting, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the Proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered Stockholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name", that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form, executed in your favor, from the institution that holds your shares of stock.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

         Any written notice of revocation sent to us must include the Stockholder's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         The approval of Proposal 1, our Reincorporation in the state of Delaware, requires the approval of a majority of the voting power of the Stockholders entitled to vote at Meeting. Approval of Proposal 2, the Reverse Split (if required) and Proposal 3, the Amendment (if required), requires that the number of votes cast in favor of the Proposal exceed the number of votes cast opposing such Proposal.

Other Matters
-------------

         If you hold your shares of stock in street name, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such broker non-votes will, however, be counted in determining whether there is a quorum.

         The Company's transfer agent is XClearing Corporation. Votes cast by proxy or in person at the Meeting will be counted by the independent person that we will appoint to act as election inspector for the Meeting.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS


         Information included in this Proxy Statement may contain statements, referred to as "FORWARD-LOOKING STATEMENTS", which are intended to convey our expectations or predictions regarding the occurrence of possible future events or the existence of trends and factors that may impact our future plans and operating results. These forward-looking statements are derived, in part, from various assumptions and analyses we have made in the context of our current business plan and information currently available to us and in light of our experience and perceptions of historical trends, current conditions and expected future developments and other factors we believe to be appropriate in the circumstances. You can generally identify forward-looking statements through words and phrases such as "SEEK", "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "INTEND", "PLAN", "BUDGET", "PROJECT", "MAY BE", "MAY CONTINUE", "MAY LIKELY RESULT", and similar expressions. When reading any forward looking statement you should remain mindful that all forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of our company, and that actual results or developments may vary substantially from those expected as expressed in or implied by that statement for a number of reasons or factors, including those relating to:

         o whether or not markets for our products and services develop and, if they do develop, the pace at which they develop;

         o our ability to attract the qualified personnel to implement our growth strategies;

         o        the accuracy of our estimates and projections;

         o our ability to fund our short-term and long-term financing needs;

         o        changes in our business plan and corporate strategies; and

         o other risks and uncertainties discussed in greater detail under "Risk Factors" in our Annual Report on Form 10-KSB for the fiscal year ended January 2, 2007.

         Each forward-looking statement should be read in context with, and with an understanding of, the various other disclosures concerning our company and our business made elsewhere in this Proxy Statement as well as other pubic reports filed with the United States Securities and Exchange Commission. You should not place undue reliance on any forward-looking statement as a prediction of actual results or developments. We are not obligated to update or revise any forward-looking statement contained in this Proxy Statement to reflect new events or circumstances unless and to the extent required by applicable law.

                                   PROPOSAL 1

                         THE REINCORPORATION AND MERGER


DESCRIPTION OF THE REINCORPORATION AND MERGER

         The Board has approved a Reincorporation of the Company under the laws of the state of Delaware pursuant to the Merger Agreement attached as Exhibit A, entered into by and between the Company and New uWink, which was created by the Company for the sole purpose of effecting the Reincorporation.

         The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into New uWink, our separate existence as a Utah corporation shall cease, and New uWink shall continue as the surviving corporation of the Merger governed by the laws of the state of Delaware. The Merger Agreement provides that every four shares of our Common Stock shall be converted into one share of the New Common Stock of New uWink, with no action required on the part of our Stockholders.

         The Board believes that the Reincorporation of the Company from the state of Utah to the state of Delaware will benefit the Company and its Stockholders. The state of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed herein. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs.

         Accordingly, the Board believes that is in the Company's best interest that our state of incorporation be changed from Utah to Delaware, and has recommended the approval of the Reincorporation and Merger. Reincorporation in Delaware will not result in any change in our business, operations, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware as described herein.

         The following are answers to some of the questions about the Merger that you, as one of our stockholders, may have. We urge you to read this Proxy Statement, including the Merger Agreement, carefully because the information in this section is not complete.

WHO ARE WE MERGING WITH?

         We are merging with New uWink, a newly formed Delaware corporation formed solely for the purpose of the Reincorporation and Merger, of which the Company shall initially be the sole stockholder.

HAS THE BOARD APPROVED THE MERGER?

         Yes. The Board has approved the Merger Agreement, and all transactions and developments contemplated thereby and has resolved to seek approval of our Stockholders therefor on June 14, 2007.

HOW WILL THE MERGER WORK?

         The Merger will be a very simple, straight-forward transaction. We will merge with and into New uWink and cease to exist as a separate Utah corporate entity. New uWink will be the surviving corporation governed by the laws of the state of Delaware. Our name will continue to be uWink, Inc.

DO I HAVE THE RIGHT TO VOTE ON THE MERGER?

         Yes, you do. That is one of the main purposes of this Proxy Statement. We are soliciting your vote in favor of the Merger.

IS THE COMPANY'S FINANCIAL CONDITION RELEVANT TO MY DECISION WHETHER TO VOTE FOR THE MERGER?

         No, we do not believe that it is. The business of our Company will not change, nor will any of our officers or directors. In addition, no new securities are being issued as a result of the Merger, whether to a third party or otherwise (other than shares of New Common Stock issued to our existing securityholders). We are not paying any finders' fees, brokers' fees or any other such fees nor have we engaged the services of an investment bank or other entity to advise us.

HOW DO I EXCHANGE MY SHARES OF COMMON STOCK?

         If you do not exercise your dissenters' rights (as further described below) and the Merger is approved, your shares of Common Stock which are held in street name by your broker will automatically be converted into shares of New Common Stock of New uWink. You have the right to vote on the Merger, but there is no step that you are required to take to convert your shares upon the consummation of the Merger. Upon completion of the Reincorporation and Merger, the Company's transfer agent will deliver to each record holder of our existing Common Stock a transmittal letter requesting such record holder to surrender all certificates representing shares of existing Common Stock. New certificates representing New Common Stock will then be issued. The existing Common Stock certificates will, until surrendered, represent the number of shares of New Common Stock to which such record holder is entitled. STOCKHOLDERS SHOULD NOT SEND ANY CERTIFICATES TO THE COMPANY WITH THE ENCLOSED PROXY.

WHAT IS THE CONVERSION RATIO?

         The conversion ratio will be one share of New Common Stock for every four shares of Common Stock issued and outstanding immediately prior to the Merger.

HOW MANY SHARES WILL I HAVE AFTER THE MERGER?

         You will own one share of New Common Stock for every four shares of existing Common Stock owned by you prior to the Merger.

WHAT ARE THE BENEFITS OF THE REINCORPORATION?

         The purpose of the Reincorporation is to change the state of our incorporation from Utah to Delaware. The Reincorporation is intended to permit us to be governed by the Delaware General Corporation Law (which we refer to as the "DGCL") rather than by the Utah Revised Business Corporations Act (which we refer to as the "UBCA").

          The principal reasons that led the Board to determine that reincorporation in Delaware is in the best interests of our stockholders are outlined below:

         o The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

         o The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

         o Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs; and

         o The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.

         We anticipate that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and its relationships and contacts with others. In addition, see "Comparison of the Rights of Securityholders" below.

WHAT ARE THE DISADVANTAGES OF THE REINCORPORATION?

         Despite the belief of the Board that the Reincorporation is in the best interests of our Company and that of our Stockholders, the UBCA and the DGCL differ in some respects. On balance, we believe it is favorable for us to reincorporate in Delaware, although the DGCL may not afford Stockholders the same rights as the UBCA, including those described in detail below under the caption "Comparison of the Rights of Securityholders."

WHAT IS THE EFFECT OF THE REINCORPORATION ON OUR COMPANY?

         At the effective time of the Merger (the "Effective Time"):

         o We will merge with and into New uWink, with New uWink being the surviving corporation and we will cease to exist as a Utah corporation;

         o We will cease to be governed by the UBCA and will be governed by the DGCL;

         o The Board, business, daily operations, directors, management, fiscal year, assets and liabilities and the location of our principal executive offices will not change;

         o The transferability of our Common Stock will not be effected by the Merger; and

         o New uWink will be governed by the New Certificate of Incorporation and New Bylaws, forms of which we have attached as Exhibit B and Exhibit C to this Proxy Statement. The New Certificate of Incorporation and New Bylaws will not differ significantly from the Company's existing Certificate of Incorporation and Bylaws, except that the number of shares of New Common Stock we will be authorized to issue will be reduced from 50,000,000 to 25,000,000, and such other changes as may be desirable under Delaware law. While the number of shares we will be authorized to issue will be reduced, the proportion of shares authorized for issuance relative to the number of outstanding shares will increase as a result of the four-for-one conversion ratio. See "Significant Differences Between The Corporation Laws of Utah And Delaware - Differences Related Primarily to Charter Documents - AUTHORIZED CAPITAL - New uWink" and "Terms of the Merger Agreement - ARTICLES OF INCORPORATION AND BYLAWS OF NEW UWINK FOLLOWING THE MERGER."

         The Reincorporation is subject to conditions, including approval by a majority of the voting power of the Stockholders entitled to vote at the Meeting to which this Proxy Statement relates. In addition, it is the Company's present intent to abandon the Reincorporation and Merger in the event Stockholder exercise dissenters' rights and the Company becomes obligated to make payments to such dissenting Stockholders.

WHAT IS THE EFFECT OF THE REINCORPORATION ON THE HOLDERS OF OUR SECURITIES?

         The Reincorporation will have minimal effect on our existing security holders. At the Effective Time, except for our Common Stock and shares of Common Stock underlying derivatives, which shall be converted on a four-for-one basis as described herein, all our securities will be converted into an equivalent amount of securities of New uWink. At the Effective Time, the conversion will occur as follows:

         o All of our Common Stock will be converted into shares of New Common Stock, $.001 par value, of New uWink; and

         o Every four shares of our Common Stock outstanding immediately prior to the Effective Time will thereafter be deemed to represent one share of New uWink's Common Stock without any action on the part of the holder. Derivatives to purchase shares of Common Stock issued and outstanding immediately prior to the Merger shall evidence a derivative to purchase shares of New Common Stock on the same four-for-one conversion basis, on the same terms and conditions as stated in the respective derivative agreement.

WILL OUR BUSINESS CHANGE AFTER THE REINCORPORATION?

         No. The Reincorporation will not result in any change in our business, directors, management, fiscal year, assets or liabilities or the location of our principal executive offices. New uWink will also have its principal office located at 16106 Hart Street, Van Nuys, California 91406. Upon the Merger of our Company into New uWink, New uWink will conduct the business that we are currently conducting under the name "uWink, Inc."

         Each share of New uWink's common stock outstanding after the Effective Time will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of holders of our Common Stock prior to the Effective Time (except as provided below - see "Comparison of the Rights of Securityholders"). Shares of our common stock are currently traded on the over-the-counter market and are quoted on the OTC Bulletin Board under the symbol "UWNK.OB". Following the Effective Time, shares of common stock of New uWink will be traded on the over-the-counter market under the same symbol.

WILL THE CHARTER DOCUMENTS BE AMENDED IN THE MERGER?

         New uWink's Charter Documents will be adopted and will replace our Certificate of Incorporation and bylaws. New uWink's Charter Documents will not differ significantly from the Company's existing Certificate of Incorporation and bylaws, except for the increase in the amount of authorized New Common Stock relative to the number of outstanding shares, as more fully described below. See "Terms of the Merger Agreement - ARTICLES OF INCORPORATION AND BYLAWS OF NEW UWINK FOLLOWING THE MERGER."

HOW DO THE RIGHTS OF STOCKHOLDERS COMPARE BEFORE AND AFTER THE REINCORPORATION?

         We are currently organized as a corporation under the laws of Utah. After the Reincorporation and Merger we will be a corporation incorporated under the laws of Delaware. As a Utah corporation, we are governed by the UBCA, our Certificate of Incorporation and our bylaws. As a Delaware corporation we will be governed by the DGCL, New uWink's New Certificate of Incorporation, attached to this Proxy Statement as Exhibit B, as may be further amended from time to time, and New uWink's New Bylaws, attached to this Proxy Statement as Exhibit C, as may be further amended from time to time.

         Certain material differences between the applicable Utah and Delaware law and among these documents are summarized below. The comparison of certain rights of our Stockholders before and after the Reincorporation set forth below is not complete and is subject to and qualified in its entirety by reference to Utah law, Delaware law, New uWink's New Charter Documents, and our Certificate of Incorporation and our bylaws, copies of which may be obtained from us by writing us at 16106 Hart Street, Van Nuys, California 91406, attention:
Secretary.

WILL THE SHARES TO BE ISSUED IN THE MERGER BE FREELY TRADING?

         The shares that are not currently freely trading will remain restricted. No shares will be "issued" as that term is typically understood. Rather, currently outstanding shares will be converted into shares of New Common Stock on a four-for-one basis. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.

WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

         We hope to complete the Merger within approximately fifteen (15) days after the Meeting, or as soon as practicable thereafter, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed.

WHAT ARE THE TAX CONSEQUENCES OF THE MERGER?

         The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. stockholders upon conversion of their shares of common stock in our company into shares of New uWink common stock pursuant to the Merger. We believe, but cannot assure you, that there will no tax consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

WHAT REMEDY DO I HAVE IF I DID NOT VOTE FOR THE MERGER?

         The UBCA requires the provision of appraisal rights in this situation as more fully set forth in the section entitled "Dissenter's Rights".

WHAT DO I NEED TO DO IN ORDER TO VOTE?

         After reading this document, you will need to execute the Proxy Card provided to you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the Meeting and vote in person.

WHO CAN HELP ANSWER MY QUESTIONS?

         If you have questions about the Merger or our business, you should contact Peter Wilkniss, our Chief Financial Officer, at:

uWink, Inc.
16106 Hart Street
Van Nuys, California 91406
Telephone No.: (818) 909 6030 x 113 Facsimile No.:  (818) 909-6070
Email:  CFO@uwink.com

MATERIAL TERMS OF THE MERGER

         In order to effect the Reincorporation, the Company will be merged with and into New uWink. Prior to the Merger, New uWink will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of New uWink and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's Reincorporation in Delaware, the Board has approved, and recommends to our Stockholders for their adoption and approval, the Merger Agreement pursuant to which we will be merged with and into New uWink. The full texts of the Merger Agreement and the New Charter Documents under which the Company's business will be conducted after the Merger, are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

         According to the terms of the Merger Agreement, the Merger will be effected through a conversion of the existing shares of our Common Stock currently issued and outstanding into shares of New Common Stock on a four-for-one basis.

         The terms of the Merger Agreement are more fully described below. If the Reincorporation and Merger, pursuant to the Merger Agreement, are approved, these transactions will have the same effect as the Reverse Split and Amendment, as described in Proposal 2 and Proposal 3, respectively.

TERMS OF THE MERGER AGREEMENT

         The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement. Stockholders are urged to read the Merger Agreement carefully as it is the legal document that governs the Merger.

         THE MERGER. Subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into New uWink, the Company's separate legal existence as a Utah corporation shall cease and New uWink shall continue as the surviving corporation governed by the laws of the state of Delaware.

         EFFECT OF THE MERGER. Every four shares of existing Common Stock issued and outstanding prior to the Merger shall be automatically converted into one share of New Common Stock. Presently issued and outstanding derivatives to purchase shares of our Common Stock shall evidence a derivative to purchase shares of New Common Stock on the same four-for-one conversion ratio as described above, on the same terms and conditions as stated in the respective derivative agreement currently applicable to our Common Stock. New uWink, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. New uWink shall be governed by the DGCL and succeed to all rights, assets, liabilities and obligations of the Company in accordance with the DGCL.

         No fractional shares of New Common Stock will be issued as a result of completion of the Reincorporation and Merger. Stockholders who would otherwise be entitled to receive fractional shares as a result of the adoption of the New Certificate of Incorporation and completion of the Merger and the Reincorporation will have the number of shares of New Common Stock to which they are entitled rounded up to the next whole number of shares. Stockholders will not receive cash in lieu of fractional shares.

         ARTICLES OF INCORPORATION AND BYLAWS OF NEW UWINK FOLLOWING THE MERGER. The Merger Agreement provides that the New Certificate of Incorporation and New Bylaws, as in effect at the Effective Time, will be the certificate of incorporation and bylaws, respectively, of the surviving corporation following the Merger. The New Certificate of Incorporation and New Bylaws will not differ significantly from the Company's existing Certificate of Incorporation and bylaws, except as summarized herein. The summary set forth below should be read in conjunction with, and is qualified in its entirety by, the full text of the New Certificate of Incorporation and New Bylaws.

         The Company's existing Certificate of Incorporation presently authorizes 50,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of blank check preferred stock. The New Certificate of Incorporation would authorize the issuance of 25,000,000 shares of New Common Stock, $.001 par value per share, and 5,000,000 shares of blank check preferred stock. Upon consummation of the Merger and Reincorporation and giving effect to the New Certificate of Incorporation and four-for-one conversion ratio, [6,533,873] shares of New Common Stock and zero shares of New uWink blank check preferred stock would be issued and outstanding. While the number of shares we will be authorized to issue will be reduced, the proportion of shares authorized for issuance relative to the number of outstanding shares will increase as a result of the four-for-one conversion ratio. See "Significant Differences Between The Corporation Laws of Utah and Delaware - Differences Related Primarily to Charter Documents - AUTHORIZED CAPITAL - New uWink."

         Additional shares of New Common Stock would therefore continue to be available for issuance from time to time in the future, for any proper corporate purpose, including equity financings, stock splits, stock dividends, acquisitions, stock option plans and other employee benefit plans. No further action or authorization by the Stockholders would be necessary prior to the issuance of the additional shares of New Common Stock authorized pursuant to the New Certificate of Incorporation unless applicable laws or regulations would require such approval in a given instance.

         The Board believes that it is desirable to have additional authorized shares of New Common Stock available for possible future financings, acquisition transactions, and other general corporate purposes. Having such additional authorized shares of New Common Stock available for issuance in the future may allow such shares to be issued in connection with possible future acquisition transactions or financings, and for other general corporate purposes.

         DIRECTORS AND OFFICERS OF NEW UWINK FOLLOWING THE MERGER. The Merger Agreement provides that the directors and officers of the Company as of the Effective Time shall be the directors and officers of New uWink, who shall serve as directors and officers of New uWink until their respective successors are duly elected or appointed and qualified.

         CONDITIONS TO THE MERGER. The obligations of the Company and New uWink to effect the Merger are subject to the satisfaction or waiver on or prior to the Effective Time of the approval of our Stockholders of the Merger Agreement. Further, both the Company and New uWink shall have taken all necessary action to authorize the execution, delivery and performance of the Merger Agreement, including the Stockholder approval solicited pursuant to this Proxy Statement. In addition, it is the present intention of the Company to abandon the Merger in the event Stockholders exercise dissenters' rights and the Company becomes obligated to make a substantial payment to such dissenting Stockholders.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of certain material federal income tax consequences of the Reincorporation, Merger, and New Certificate of Incorporation and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reincorporation, Merger, and New Certificate of Incorporation, and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reincorporation, Merger, and New Certificate of Incorporation may vary significantly as to each Stockholder, depending upon the state in which such Stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of our existing Common Stock were, and the shares of New Common Stock will be, held as a capital asset, as defined in the Internal Revenue Code of 1986, as amended (the "Code") (generally, property held for investment). The tax treatment of a Stockholder may vary depending upon the particular facts and circumstances of such Stockholder. Our view regarding the tax consequence of the Reincorporation, Merger, and New Certificate of Incorporation is not binding on the Internal Revenue Service or the courts. Accordingly, each Stockholder should consult with such Stockholder's own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reincorporation, Merger, and New Certificate of Incorporation.

         We believe that the Merger will qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. In general, no gain or loss will be recognized for federal income tax purposes by holders of our existing shares of common stock with respect thereto on the conversion of their shares into shares of New Common Stock and no gain or loss will be recognized for federal income tax purposes by the Company or New uWink.

         In addition, we believe that, in general, for federal income tax purposes, the reclassification of existing Common Stock into New Common Stock will not be taxable to a Stockholder of the Company, and if the shares of existing Common Stock were held as capital assets immediately before the adoption of the New Certificate of Incorporation, the holding period for each new share of New Common Stock will include such Stockholder's holding period for the share of existing Common Stock with respect to which New Common Stock is distributed. Gain or loss would be recognized, however, on the subsequent sale of shares of New Common Stock. Stockholders are urged to seek the advice of their tax counsel on these matters and on state income tax matters.

SECURITIES ACT OF 1933

         The Reincorporation, Merger, and New Certificate of Incorporation will not involve a "sale" of a security under the Securities Act of 1933, as amended (the "Securities Act"). Consequently, the Company is not required to register, and has not registered, the New Common Stock under the Securities Act. Shares of New Common Stock held immediately upon the adoption of the New Certificate of Incorporation, other than any such shares held by affiliates of the Company within the meaning of the Securities Act, may be offered for sale and sold in the same manner as the existing Common Stock without registration under the Securities Act, provided such Common Stock is not restricted. Affiliates of the Company will continue to be subject to the restrictions specified in Rule 144 under the Securities Act.

ACCOUNTING TREATMENT OF THE MERGER

         The Merger is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquiror and New uWink is the legal acquiror. The management of the Company will be the management of New uWink. Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be accounted for as a reduction of additional paid-in capital.

DISSENTERS' RIGHTS

        Sections 16-10a-1301 through 16-10a-1331 of the UBCA grants any Stockholder of the Company of record on the Record Date who objects to the Merger the right to have the Company purchase the shares owned by the dissenting Stockholder at their fair value at the Effective Time of the Merger. Any Stockholder contemplating the exercise of these dissenter's rights should review carefully the discussion of dissenting stockholder rights under the caption "Dissenters' Rights" and the provisions of Sections 16-10a-1301 through 16-10a-1331 of the UBCA, particularly the procedural steps required to perfect such rights.

A VOTE AGAINST THE REINCORPORATION AND MERGER IS NOT SUFFICIENT TO PERFECT YOUR DISSENTERS RIGHTS AND SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 16-10a-1301 THROUGH 16-10a-1331 ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR APPRAISAL RIGHTS IS PROVIDED BELOW AND A COPY OF SECTIONS 16-10a-1301 THROUGH 16-10a-1331 IS ATTACHED AS EXHIBIT D.

         It is the present intention of the Company to abandon the Merger in the event Stockholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to such dissenting Stockholders.

         INTERESTS OF CERTAIN PERSONS IN THE MERGER

         No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Proposals set forth herein, which is not shared by all other Stockholders pro rata, and in accordance with their respective interests.

                               DISSENTERS' RIGHTS

         Stockholders of the Company of record on [June 25], 2007 will have dissenters' rights under the UBCA as a result of the proposed Reincorporation and Merger. Stockholders who oppose the Reincorporation and Merger will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the UBCA. A copy of these sections is attached hereto as Exhibit D to this Proxy Statement. The material requirements for a Stockholder to properly exercise his or her dissenter's rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any Stockholder wishing to assert such rights.

         It is the present intention of the Company to abandon the Merger in the event Stockholders exercise dissenters' rights and the Company becomes obligated to make payments to such dissenting Stockholders.

REQUIREMENTS FOR EXERCISING DISSENTERS' RIGHTS

         Under the UBCA, dissenters' rights will be available only to those Stockholders of the Company who (i) object to the proposed Reincorporation and Merger in writing prior to or at the Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and
(ii) do not vote any of their shares in favor of the proposed Reincorporation and Merger at the Meeting.

         TO BE ENTITLED TO PAYMENT, THE DISSENTING STOCKHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE PROPOSED MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED.

         The notice must be submitted to the Company at 16106 Hart Street, Van Nuys, California 91406, Attention: Peter Wilkniss, Chief Financial Officer, and must be received before the vote for the proposed Merger.

         The submission of a blank proxy will constitute a vote in favor of the Reincorporation and Merger and a waiver of dissenter's rights. A vote against the Reincorporation and Merger is not necessary for the Stockholder to exercise dissenters' rights and require the Company to purchase their shares. A vote against the Reincorporation and Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting Stockholder for the fair value of the shares also shall be the liability of New uWink when and if the Merger is consummated.

         Any Stockholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 16-10(a)-1301 et. seq. of the UBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS' RIGHTS WILL BE LOST IF THESE PROCEDURAL REQUIREMENTS ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR APPRAISAL RIGHTS IS SET FORTH BELOW AND A COPY OF SECTIONS 16-10(a)-1301 ET. SEQ. OF THE UBCA IS ATTACHED AS EXHIBIT D.

PROCEDURE

         Within ten days after the Effective Time, New uWink will send to each Stockholder who has satisfied the requirements for exercising dissenter's rights a written notice in which New uWink will notify such Stockholders of their right to demand payment for their shares and will supply a form for dissenting Stockholders to demand payment.

         Stockholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting Stockholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the public of the proposed transaction. Upon receipt of each demand for payment, New uWink will pay each dissenting Stockholder the amount that New uWink estimates to be the fair value of such Stockholder's shares, plus interest from the date of the completion of the Reincorporation and Merger to the date of payment. With respect to any dissenting Stockholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, New uWink may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "FAIR VALUE" means the market value of the shares immediately before the effectuation of the Reincorporation and Merger, excluding any appreciation or depreciation in anticipation of such events.

         Any dissenter who does not wish to accept the payment or offer made by New uWink must notify New uWink in writing of his or her own estimate of the fair value of the shares within 30 days after the date New uWink makes or offers payment. UNLESS A STOCKHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE STOCKHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT ESTIMATED BY NEW UWINK. If the dissenting Stockholder and New uWink are unable to agree on the fair value of the shares, then New uWink will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If New uWink does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter.

          If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting Stockholders must be a party to the proceeding, and all such Stockholders will be entitled to judgment against New uWink for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against New uWink unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by New uWink. Both New uWink and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

          The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from New uWink in exchange for shares. In such event the Stockholder would still hold the appropriate number of shares of New uWink.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the date hereof, the Company's authorized capitalization consists of 50,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of blank check preferred stock, par value $.001 per share. As of the Record Date, there were [26,135,491] shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholder.

         The following table sets forth, as of the Record Date; (a) the names of each beneficial owner of more than five percent (5%) of the our Common Stock known to us, the number of shares of Common Stock beneficially owned by each such person, and the percent of our Common Stock so owned; and (b) the names of each director, executive officer and significant employee, the number of shares of Common Stock beneficially owned and the percentage of our Common Stock so owned, by each such person, and by all directors, executive officers and significant employees as a group. Each person has sole voting and investment power with respect to the shares of our Common Stock, except as otherwise indicated.

         As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect of security through any contract, arrangement, understanding, or relationship or otherwise, subject to community property laws where applicable.

                                               IMMEDIATELY PRIOR TO THE            IMMEDIATELY FOLLOWING TO THE
                                              REINCORPORATION AND MERGER          REINCORPORATION AND MERGER (1)
       NAME AND ADDRESS OF
        BENEFICIAL OWNER                 NUMBER OF SHARES    PERCENT OF CLASS   NUMBER OF SHARES   PERCENT OF CLASS
       -------------------               ----------------    ----------------   ----------------   ----------------

Nolan K. Bushnell (2) (3)                    2,923,555            10.9%             730,889             10.9%
John Kaufman (2) (10)                          244,866             1.0%              61,217              1.0%
Peter Wilkniss (2) (4)                         541,667             2.1%             135,416              2.1%
Kevin McLeod (2) (5)                         1,301,325             4.9%             325,331              4.9%
Tallac Corp.(6) (7)                          1,553,334             5.8%             388,334              5.8%
Bradley Rotter (2) (8)                       1,147,655             4.3%             286,914              4.3%
Liz Heller (2) (9)                              87,500              **               21,875               **
All officers, directors and
  significant employees as a group
  (6 persons)                                6,246,568            22.3%           1,561,642             22.3%
---------------

Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a stockholder has sole or shared voting power or investment power, and also any shares which the stockholder has the right to acquire within 60 days, including upon exercise of options or warrants or other convertible securities.

** Less than one percent

(1) Gives pro forma effect to (a) the conversion of the existing Common Stock to Common Stock on a four-for-one basis.
(2)    Address is 16106 Hart Street, Van Nuys, California 91406.
(3) Includes 1,959,321 shares held by the Bushnell Living Trust, 177,434 shares held by the Nolan K. Bushnell Insurance Trust, 200,936 shares issuable upon exercise of warrants held by the Bushnell Living Trust, 361,388 shares issuable upon exercise of stock options held by Mr. Bushnell, 216,142 shares issuable upon exercise of stock options held by Nancy Bushnell, wife of Mr. Bushnell, and 8,334 shares of restricted stock held by Mr. Bushnell.
(4) Includes 300,000 shares held by Mr. Wilkniss, 233,334 shares issuable upon exercise of stock options held by Mr. Wilkniss, and 8,333 shares of restricted stock held by Mr. Wilkniss.
(5) Includes 933,281 shares held by Mr. McLeod, 291,654 shares issuable upon exercise of warrants held by Mr. McLeod, 63,890 shares issuable upon exercise of stock options held by Mr. McLeod, and 12,500 shares of restricted stock held by Mr. McLeod.
(6)    Address is 555 Montgomery St. #603, San Francisco, CA 94111.
(7) Includes 720,000 shares held by Tallac Corp. and 833,334 shares issuable upon exercise of a warrant held Tallac Corp. There is no relationship between Tallac Corp and/or John E. Lee and the Company other than as a stockholder.
(8) Includes 726,822 shares held by Mr. Rotter, 350,000 shares issuable upon exercise of warrants held by Mr. Rotter, 58,333 shares issuable upon exercise of stock options held by Mr. Rotter, and 12,500 shares of restricted stock held by Mr. Rotter.
(9) Includes 50,000 shares held by Ms. Heller, 25,000 shares issuable upon exercise of warrants held by Ms. Heller and 12,500 shares of restricted stock held by Ms. Heller.
(10) Includes 132,366 shares held by JSK Management, over which Mr. Kaufman has voting and dispositive control, 41,667 shares held by Mr. Kaufman, 20,833 shares issuable upon exercise of warrants held by Mr. Kaufman and 50,000 shares issuable upon exercise of stock options held by Mr. Kaufman.

                          DESCRIPTION OF CAPITAL STOCK

         The authorized capital stock of New uWink consists of 25,000,000 shares of New Common Stock, par value $.001 per share and 5,000,000 shares of blank check preferred stock. Upon completion of the Reincorporation and Merger and giving effect to the four-for-one conversion ratio, there will be [6,533,873] shares of New Common Stock, and zero shares of blank check preferred stock issued and outstanding.

         The following is a summary of some of the provisions of New Common Stock and of the New Certificate of Incorporation which assumes the Merger and Reincorporation has occurred.

         The holders of New Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of Stockholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, the holders of New Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available therefor. In the event of the Company's liquidation, dissolution or winding up, the holders of New Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of preferred stock. Holders of New Common Stock have no preemptive rights or rights to convert their shares into any other securities. There are no redemption or sinking fund provisions applicable to the New Common Stock. All outstanding shares of New Common Stock are fully paid and non-assessable.

         The New Certificate of Incorporation authorizes the issuance of up to 5,000,000 shares of blank check preferred stock, the rights, privileges and preferences of which may be designated by the Board from time to time. Accordingly, the Board is empowered, without Stockholder approval, to issue preferred stock with dividend, liquidation, conversion, or other rights that could adversely affect the rights of our Stockholders. These shares may have rights which are senior to the New Common Stock. Preferred stock may be issued in the future in connection with acquisitions, finances or such other matters as the Board deems to be appropriate. In the event that any such shares of preferred stock shall be issued, a certificate of designation, setting forth the series of such preferred stock and the relative rights, privileges and designations with respect thereto, shall be filed with the Secretary of State of the State of Delaware. The effect of such preferred stock is that the Board alone may authorize the issuance of preferred stock which could have the effect of making more difficult or discouraging an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means.

         There are currently no plans, understandings or arrangements for the sale or issuance of any shares of our preferred stock.

                   COMPARISON OF THE RIGHTS OF SECURITYHOLDERS

GENERAL

         The Board has recommended that the Company's state of incorporation be changed from Utah to Delaware. Reincorporation in Delaware will not result in any change in the business, operations, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

         Assuming Stockholder approval of the Reincorporation and upon acceptance for filing of the appropriate certificates of merger by the Secretary of the State of Delaware and the Secretary of the State of Utah, the Company will be merged with and into New uWink pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the DGCL and the New Certificate of Incorporation and New Bylaws. Upon the Effective Time, every four shares of the Common Stock of the Company issued and outstanding immediately prior to the Effective Time will automatically be converted into one share of New Common Stock of New uWink. Outstanding derivatives to purchase Common Stock will be converted into derivatives to purchase a number of shares of New Common Stock determined in accordance with the same four-for-one ratio as the conversion of shares of Common Stock pursuant the Merger.

         IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF NEW UWINK. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. THE COMPANY'S TRANSFER AGENT WILL DELIVER TO EACH RECORD HOLDER OF EXISTING COMMON STOCK A TRANSMITTAL LETTER REQUESTING SUCH RECORD HOLDER TO SURRENDER ALL CERTIFICATES REPRESENTING SHARES OF EXISTING COMMON STOCK. NEW CERTIFICATES REPRESENTING NEW UWINK COMMON STOCK WILL THEN BE ISSUED. THE EXISTING COMMON STOCK CERTIFICATES WILL, UNTIL SURRENDERED, REPRESENT THE NUMBER OF SHARES OF NEW UWINK COMMON STOCK TO WHICH SUCH RECORD HOLDER IS ENTITLED.

                       SIGNIFICANT DIFFERENCES BETWEEN THE
                      CORPORATION LAWS OF UTAH AND DELAWARE

DIFFERENCES RELATED PRIMARILY TO CHARTER DOCUMENTS
--------------------------------------------------

AUTHORIZED CAPITAL

         THE COMPANY. The authorized capital stock of the Company consists of 50,000,000 shares of $0.001 par value Common Stock and 5,000,000 shares of blank check preferred stock. There are [26,135,491] shares of Common Stock issued and outstanding as of the Record Date and zero shares of blank check preferred stock outstanding.

          NEW UWINK. The authorized capital stock of New uWink consists of 25,000,000 shares of New Common Stock, par value $.001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.001 per share (the "Blank Check Preferred Stock"). As of the date of the Merger Agreement, New uWink's issued and outstanding share capital consisted of one share of common stock. New uWink's Certificate of Incorporation authorizes its board of directors to issue shares of "blank check" preferred stock in one or more series and to fix the designations, preferences, powers and rights of the shares to be included in each series (see Proposal 1 - "Reincorporation Merger -- Description of Capital Stock"). Upon consummation of the Merger and Reincorporation and giving effect to the New Certificate of Incorporation and four-for-one conversion ratio, [6,533,873] shares of New Common Stock and zero shares of New uWink blank check preferred stock would be issued and outstanding.

          The following table sets forth the capitalization of the Company and of New uWink on a pro forma basis immediately following the Merger and giving effect to the New Certificate of Incorporation and four-for-one conversion ratio:

                              UWINK, INC. (ACTUAL) (1)        |      NEW UWINK, INC. (AS ADJUSTED) (2)
                           Authorized         Outstanding     |      Authorized             Outstanding
                           ----------         -----------     |      ----------             -----------
Common                     50,000,000         26,135,491      |      25,000,000              6,533,873
                                                              |
Preferred                   5,000,000             -0-         |       5,000,000                 -0-

--------------
(1) As of [June 25], 2007
(2) Immediately following Merger and giving effect to New Certificate of Incorporation and four-for-one conversion ratio

VOTING POWER OF COMMON STOCK

         THE COMPANY. Each holder of Common Stock has the right to cast one vote for each such share of Common Stock held of record on all matters voted on by the stockholders, including the election of directors. Stockholders have no cumulative voting rights

         NEW UWINK. Each holder of shares of New Common Stock has the right to cast one vote for each share of New Common Stock held of record on all matters voted on by the stockholders, including the election of directors. Stockholders have no cumulative voting rights.

BOARD OF DIRECTORS

         THE COMPANY. The Company's bylaws do not require that a specific number of directors shall serve on its board, however, its bylaws allow up to nine (9) directors to serve on its board. The Company's Board presently consists of four
(4) directors. Directors are elected at the annual meeting of stockholders, and at each annual meeting thereafter. Directors are elected by a plurality of the votes cast at a meeting of stockholders by such stockholders as are entitled to vote on the election of directors. The current directors of the Company shall continue to serve as the directors of New uWink following the Merger.

         NEW UWINK. The provisions of New uWink's New Bylaws relating to the powers, composition and election of its board of directors do not differ significantly from the existing bylaws of the Company, except that the board of New uWink is authorized to appoint committees of the board, and to delegate responsibility to such committees in accordance with the provisions of the New Bylaws and the DGCL. New uWink's board presently consists of four (4) directors, consisting of the directors formerly serving as the directors of the Company.

DIFFERENCES RELATED PRIMARILY TO STATE LAW

         Upon the change of domicile, the Stockholders, whose rights currently are governed by The Business Corporations Act of the State of Utah (the "UBCA") and the Company's Certificate of Incorporation and Bylaws, which were created pursuant to the UBCA, will become stockholders of a Delaware corporation, uWink, Inc., and their rights as stockholders will then be governed by General Corporation Law of the State of Delaware (the "DGCL") and the New Certificate and the New Bylaws, which were created under the DGCL.

         Although the corporate statutes of Utah and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the Company's management, are summarized below. This summary is not intended to be complete, and Stockholders should refer to the DGCL and the UBCA to understand how these laws apply to the Company and New uWink.

         QUORUM. Section 16-10a-725(1) of the UBCA states that, unless the corporation's articles of incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Section 216 of the DGCL contains a similar provision, but goes on to state that "in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting." Neither the New Certificate of Incorporation nor the New Bylaws will contain any contrary provision. Therefore, management does not believe that the change of domicile will create any material change in the stockholders' meeting quorum requirements of the Company.

         ACTION OF STOCKHOLDERS WITHOUT A MEETING. Both Section 16-10a-704 of the UBCA and Section 228 of the DGCL permit any action that may be taken at an annual or special meeting of the stockholders to be taken without a meeting and without notice if one or more written consents, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all stockholders attend and vote. However, Section 16-10a-1704(4) of the UBCA prohibits a Utah corporation in existence before July 1, 1992 from taking any action by the written consent of fewer than all of the stockholders entitled to vote with respect to the subject matter of the action unless a resolution providing otherwise is approved either by a written consent signed by all of the stockholders entitled to vote with respect to such matter or at a duly convened meeting of stockholders by a majority of the outstanding shares of common stock of the corporation entitled to vote. Because the Company was incorporated under the UBCA on October 14, 1982, and because the Company's Stockholders have not approved a resolution providing otherwise, the Company, as a Utah corporation, presently may not take any action by the written consent of fewer than all of its stockholders entitled to vote. Both statutes further require that the corporation give notice of stockholder approval of any matter without a meeting, unless the written consents of all stockholders have been obtained. The UBCA requires that such notice be given to non-consenting stockholders at least ten days before the consummation of the matter authorized by consent, while the DGCL requires "prompt" notice of any such action. In any event, applicable federal securities laws in the United States require reporting companies with a class of securities registered pursuant to Section 12 Exchange Act to provide notice to stockholders of actions taken by written consent at least 20 days prior to the effective date of the corporate action. Accordingly, so long as the Company's Common Stock remains registered under Section 12 of the Exchange Act, this difference between the UBCA and the DGCL will not affect the rights of stockholders. However, Section 16-10a-704(5) of the UBCA provides that directors may never be elected by written consent of stockholders unless the written consents of all shares entitled to vote on the election are obtained. The DGCL contains no comparable provision. Once the change of domicile has been completed, this difference may make it easier for the Company to take action by unanimous written consent of its stockholders and will make it easier for Company's stockholders to remove and elect directors by written consent.

         AUTHORIZED NUMBER OF DIRECTORS. Section 16-10a-803(1) of the UBCA provides that, once shares in a Utah corporation have been issued, the corporation must have at least three directors. Section 141(b) of the DGCL requires a Delaware corporation to have a minimum of one director. Therefore, following the change of domicile, it would be possible for the powers of the Board to be concentrated in the hands of fewer directors than is permitted by the UBCA.

         REMOVAL OF DIRECTORS. Under Section 16-10a-808 of the UBCA, the stockholders of a Utah corporation may remove one or more directors with or without cause, unless the articles of incorporation provide that directors may be removed only for cause. If cumulative voting (the right of a stockholder to multiply the number of voting shares he, she or it owns times the number of directors to be elected, with the ability to vote the product thereof for one or more candidates) is in effect, a director may not be removed if the number of shares sufficient to elect him or her is voted against removal. Under the UBCA, a director may be removed by the stockholders only at a meeting called for that purpose, and the notice of the meeting must state that the purpose, or one of the purposes of the meeting, is the removal of the director. Section 141(k) of the DGCL provides similar removal provisions, but does not limit removal by stockholders to meetings called for that purpose. The effect of this difference in law would be to grant the Company's stockholders greater flexibility in removing directors.

         SPECIAL MEETINGS OF STOCKHOLDERS. Section 16-10a-702(1) of the UBCA and
Section 211(d) of the DGCL permit a corporation's board of directors and such person or persons as are authorized by the bylaws to call a special meeting of the stockholders. In addition, the DGCL permits a Delaware corporation to authorize such persons to call a special meeting in its certificate of incorporation. Unlike the DGCL, the UBCA also permits the holders of 10% or more of the shares entitled to vote on a matter to submit a written demand for a special meeting to the corporate secretary. Following the change of domicile, 10% or greater stockholders of the Company will not have the legal right to demand a special meeting.

         INDEMNIFICATION OF DIRECTORS. The UBCA and the DGCL contain similar provisions for the indemnification of directors in certain circumstances. Both statutes require a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding or any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. However, the UBCA authorizes the limitation of such mandatory indemnification in a corporation's articles of incorporation; the DGCL contains no such limitation. The effect of this difference following the change of domicile would be to prevent the Company from limiting mandatory indemnification of its directors in such circumstances.

         INSPECTION OF STOCKHOLDER LIST FOR MEETING. After fixing a record date for a stockholders' meeting, Section 16-10a-720 of the UBCA requires a Utah corporation to prepare a list of the names of all its stockholders entitled to be given notice of the meeting and to make the stockholder list available for inspection by any stockholder for a period beginning on the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given, and continuing through the meeting and any adjournments thereof. Under Section 16-10a-720(4) of the UBCA, if the corporation refuses to allow a stockholder to inspect the stockholder list before or at the meeting, the stockholder may apply to the district court of the county where the corporation's principal office or, if none, its registered office, is located, and the district court may summarily order inspection or copying of the list at the corporation's expense and may postpone the meeting until the inspection or copying is complete. Section 219(a) of the DGCL likewise requires a Delaware corporation to make its stockholder list available for inspection by stockholders prior to any meeting of stockholders, but this is required only for ten days prior to the meeting and at the meeting. Under
Section 219(b) of the DGCL, the willful neglect or refusal of the directors to produce such list at a meeting for the election of directors will result in their ineligibility for election to any office at such meeting. This is the only remedy provided by the DGCL for failure to provide the stockholder list as required. Because management fully intends to comply with right of stockholders to inspect lists of stockholders entitled to be given notice of meetings, the Company's management does not believe that the foregoing statutory differences will have any significant effect on the rights of the Company's stockholders.

         APPRAISAL RIGHTS. Section 262 of the DGCL provides appraisal rights to stockholders that are substantially similar to the UBCA in connection with mergers or consolidations. However, the statutes differ in that the DGCL permits a stockholder who has received notice of appraisal rights from the corporation, and who has submitted a written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of such stockholder's shares. Such petition must be filed within 120 days after the effective date of a merger or consolidation. Section 262(b) of the DGCL provides that stockholders do not have appraisal rights for certain mergers with or into single direct or indirect wholly owned subsidiaries, which includes the proposed change of domicile of the Company. The UBCA also sets forth procedures for a Utah corporation to give stockholders notice of their appraisal rights, and for such stockholders to exercise such rights. However, the UBCA authorizes only the corporation to commence judicial appraisal proceedings with all stockholders who have properly dissented and whose demand remain unresolved to be named as parties to such proceedings.

         DIVIDENDS. Section 16-10a-640 of the UBCA authorizes the board of directors of a Utah corporation to make distributions to its stockholders subject to the articles of incorporation. However, no such distribution may be made if, after giving it effect, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were dissolved at the time of the distribution, to satisfy the preferential rights of preferred stockholders. Section 170 of the DGCL similarly permits a Delaware corporation to pay dividends upon its capital stock subject to the certificate of incorporation, but only (a) out of its surplus, or, (b) if no surplus exists, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, and then only if the corporation has capital equal to or in excess of the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of the corporation's assets. The DGCL also protects a corporation's board of directors from personal liability for good faith reliance on the records of the corporation and the representations and opinions of its officers and employees and others with respect to the determination of the amount of surplus or other funds from which dividends may be paid. The UBCA does not contain similar protection for the board of directors.

         ANTI-TAKEOVER PROVISIONS. Section 61-6-1 et seq. of the Utah Code Annotated (the "Utah Control Shares Acquisitions Act" or "UCSAA") provides that "control shares" of an "issuing public corporation" acquired in a "control share acquisition" shall have the same rights as they had before such acquisition only to the extent granted by resolution of the stockholders of the corporation. The UCSAA defines "control shares" as shares that, when combined with all other voting shares held by the stockholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power: (a) 1/5 or more but less than 1/3 of all voting power; (b) 1/3 or more but less than a majority of all voting power; or (c) a majority or more of all voting power. An "issuing public corporation" is defined as a Utah corporation with (a) 100 or more stockholders; (b) its principal place of business, its principal office, or substantial assets within the state; and (c) (i) more than 10% of its stockholders resident in Utah; (ii) more than 10% of its shares owned by Utah residents; or (iii) 10,000 stockholders resident in the state. A Utah corporation's articles of incorporation or bylaws may provide that the UCSAA does not apply to control share acquisitions of the corporation, as long as any such provision is adopted before the control share acquisition in question.

         Section 203 of the DGCL prohibits a Delaware corporation that is (a) listed on a national securities exchange; (b) authorized for quotation on the NASDAQ Stock Market; or (c) held of record by more than 2,000 stockholders from engaging in any "business combination" with any "interested stockholder" for a period of three years from the date that such person became an interested stockholder. A Delaware corporation subject to Section 203 may engage in a "business combination" with an "interested stockholder" under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's board of directors approves the "business combination" with the interested stockholder or the transaction in which the person becomes an interested stockholder. A "business combination" is defined as, among other things, a merger or consolidation of the corporation or any subsidiary with the interested stockholder or with any other corporation if such transaction is caused by the interested stockholder and as a result of such merger or consolidation Section 203 is not applicable to the surviving corporation. An "interested stockholder" is defined as any person that (a) owns 15% or more of the corporation's voting stock; or (b) is an affiliate or associate of the corporation and was the owner of 15% or more of the corporation's voting stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. As under the UCSAA, a corporation may opt out of
Section 203. However, under Section 203(b)(3) of the DGCL, if the corporation's certificate of incorporation or bylaws are amended to opt out by stockholder vote, such amendment will not be effective until 12 months after its adoption and will not apply to any business corporation between the corporation and any person who became an interested stockholder on or prior to such adoption.

         These foregoing differences are not the only differences between the UBCA and the DGCL. However, management believes that they are the most likely to have a material effect on the relative rights of the Company's Stockholders as a result of the change of domicile.

APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS.

         In some circumstances under the UBCA and the DGCL, stockholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting stockholders.

         The DGCL allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the New uWink certificate of incorporation does not provide otherwise) or the stockholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting stockholder, whereas the Utah procedures pose little financial risk to the dissenting stockholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

STOCKHOLDER VOTE REQUIRED

         Approval of the Merger Agreement will, pursuant to the UBCA, require the affirmative vote of a majority of the shares entitled to be cast therefor.

ABANDONMENT OF MERGER

         Notwithstanding Stockholder approval, the Board may terminate the Merger Agreement and abandon the Merger at any time before consummation of the Merger if: (i) Stockholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to such dissenting stockholders; or (ii) the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its Stockholders. In the event the Merger Agreement is terminated, the Board of Directors abandons the Merger, or the Company's stockholders fail to approve the Merger, the Company would remain a Utah corporation.

            THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS
         PROPOSAL 1 TO APPROVE THE REINCORPORATION AND MERGER AGREEMENT
                       BETWEEN THE COMPANY AND NEW UWINK.

                                   PROPOSAL 2

                          APPROVAL OF THE REVERSE SPLIT

GENERAL

         In the event that the Proposal 1, relating to the Reincorporation and Merger, is not approved, the Board has approved a proposal for the Reverse Split, whereby every four shares of Common Stock would be combined into one share of Common Stock. If Proposal 1, relating to the Reincorporation and Merger, is approved, such approval will have the effect of the transactions contemplated by this Proposal 2, and no action will be taken at the Meeting with respect to this Proposal 2.

         In determining the proper ratio for the proposed Reverse Split, the Board has considered numerous factors including the historical and projected performance of our Common Stock, prevailing market conditions and general economic trends, and placed emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split. The Board has also considered the impact of the Reverse Split ratio on investor interest.

PURPOSE

         The Board approved the Reverse Split for the following reasons:

         o the Board believes a higher stock price may help generate investor interest in the Company;

         o the Board believes this action will attract additional investment in the Company;

         o the Board believes this action is the next logical step in the process of restructuring the Company to align our outstanding shares of capital stock with our existing financial condition and operations to provide an opportunity for potential realization of stockholder value, which is currently subject to the dilutive effects of our capital structure; and

         o the Board believes the Reverse Split will facilitate the listing of our Common Stock on a national exchange.

POTENTIAL INCREASED INVESTOR INTEREST

         On [June 22], 2007, our Common Stock closed at $[ ] per share. In approving the proposal authorizing the Reverse Split, the Board considered that our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks.

THERE ARE RISKS ASSOCIATED WITH THE REVERSE SPLIT, INCLUDING THAT THE REVERSE SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF OUR COMMON STOCK OR THAT ANY INCREASE IN THE PER SHARE PRICE OF OUR COMMON STOCK WILL NOT BE SUSTAINED.

         We cannot predict whether the Reverse Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

         o the market price per share of our Common Stock after the Reverse Split will rise in proportion to the o reduction in the number of shares of our Common Stock outstanding before the Reverse Split, or the old shares; or

         o the Reverse Split will result in a per share price that will attract brokers and investors who do not o trade in lower priced stocks.

         The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. After the Reverse Split is effected, if the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

DETERMINATION OF RATIO

         In determining the Reverse Split ratio, the Board considered numerous factors including the historical and projected performance of our Common Stock, prevailing market conditions and general economic trends. The Board also considered the impact of the Reverse Split ratio on investor interest.

PRINCIPAL EFFECTS OF THE REVERSE SPLIT

         The Reverse Split will be effected simultaneously for all of our Common Stock and the conversion ratio of four-for-one (the "Conversion Ratio") shall be the same for all of our Common Stock. The Reverse Split will affect all of our Stockholders uniformly and will not affect any Stockholder's percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our Stockholders owning a fractional share. Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split will not affect our continuing to be subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended.

         For illustrative purposes only, the following table shows the effect on our authorized shares of common stock of the reverse stock split (without giving effect to the increase in authorized shares described in Proposal 3 below):

                                             PRIOR TO             ASSUMING
                                             REVERSE              4 FOR 1
                                              SPLIT            REVERSE SPLIT
                                              -----            -------------
Authorized Shares of Common Stock           50,000,000          12,500,000

Issued and Outstanding Shares of            26,135,491           6,533,873
Common Stock

Shares of Common Stock available for
  future issuance                           23,864,509           5,966,127


         Based on stock information as of the Record Date, after completion of the Reverse Split we will have [5,966,127] shares of authorized but unissued shares of Common Stock (without giving effect to the proposed Amendment described in Proposal 3). These additional shares will be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions, including a sale of all or a portion of the company, and sales of stock or securities convertible into Common Stock.

         We currently have no agreement to issue shares of our Common Stock for any purpose, except for the issuance of shares of Common Stock upon the exercise of outstanding options or warrants to purchase our Common Stock and in conjunction with the payment of salaries pursuant to existing employment and consulting agreements. Although we have no present agreement to issue shares of Common Stock, we may in the future raise funds through the issuance of Common Stock when conditions are favorable, even if we do not have an immediate need for additional capital at such time. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If we issue additional shares, the ownership interests of holders of our Common Stock may be diluted.

PROCEDURE FOR EFFECTING REVERSE SPLIT AND EXCHANGE OF STOCK CERTIFICATES

          The Reverse Split will take place without any action on the part of the holders of our Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each Stockholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued.

FRACTIONAL SHARES

         No fractional shares will be issued in connection with the Reverse Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Split will have the number of new shares to which they are entitled rounded up to the next whole number of shares. Stockholders will not receive cash in lieu of fractional shares.

ACCOUNTING MATTERS

         The Reverse Split will not affect total stockholders' equity on our balance sheet. However, because the par value of our Common Stock will remain unchanged on the Reverse Split effective date, the components that make up total stockholders' equity will change by offsetting amounts. The stated capital component will be reduced to an amount equal to the product of the Conversion Ratio and its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding. Prior periods' per share amounts will be restated to reflect the Reverse Split.

POTENTIAL ANTI-TAKEOVER EFFECT

         Although the increased proportion of unissued authorized shares to be issued (assuming and giving effect to the increase in authorized Common Stock pursuant to the Amendment described in Proposal 3) could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split is not being effected in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and Stockholders. Other than the Reverse Split, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

         The following is a summary of certain material federal income tax consequences of the Reverse Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Split may vary significantly as to each Stockholder, depending upon the state in which such Stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a "capital asset", as defined in the Internal Revenue Code of 1986, as amended (the "Code") (generally, property held for investment). The tax treatment of a Stockholder may vary depending upon the particular facts and circumstances of such Stockholder. Each Stockholder is urged to consult with such Stockholder's own tax advisor with respect to the tax consequences of the Reverse Split.

         No gain or loss should be recognized by a Stockholder upon such Stockholder's exchange of old shares for new shares pursuant to the Reverse Split. The aggregate tax basis of the new shares received in the Reverse Split (including any fraction of a new share deemed to have been received) will be the same as the Stockholder's aggregate tax basis in the old shares exchanged therefor. The Stockholder's holding period for the new shares will include the period during which the Stockholder held the old shares surrendered in the Reverse Split.

         Our view regarding the tax consequence of the Reverse Split is not binding on the Internal Revenue Service or the courts. Accordingly, each Stockholder should consult with such Stockholder's own tax advisor with respect to all of the potential tax consequences to such Stockholder of the Reverse Split.

OTHER FINANCIAL INFORMATION

         Included with this mailing and incorporated by reference herein is the Company's Annual Report on Form 10-KSB for the fiscal year ended January 2, 2007, which includes Financial Statements and the Management's Discussion and Analysis of Financial Conditions and Results of Operations for the fiscal year ended January 2, 2007. We have also included, and incorporate herein by reference, the Company's most recent Quarterly Report on Form 10-Q for the three months ended April 3, 2007 in order to provide you with the most updated financials of, and other information regarding, the Company.

STOCKHOLDER VOTE REQUIRED

         The approval of the Reverse Split requires that the number of votes cast in favor of the Reverse Split exceed the number of votes cast opposing the Reverse Split.


            THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS
                    PROPOSAL 2 TO EFFECT THE REVERSE SPLIT.

                                   PROPOSAL 3

                     INCREASE IN THE AUTHORIZED COMMON STOCK

GENERAL

         In the event that the Proposal 1, relating to the Reincorporation and Merger, is not approved, the Board has unanimously approved an Amendment to the Certificate of Incorporation whereby, among other things, the number of shares of Common Stock authorized will be increased from 50,000,000 to 100,000,000 (without giving effect to the Reverse Split). If Proposal 1, relating to the Reincorporation and Merger and related adoption of the New Certificate of Incorporation, is approved, such approval will have the effect of the action contemplated by this Proposal 3, and no action will be taken at the Meeting with respect to this Proposal 3.

         At the Meeting, the Stockholders will be asked to consider and vote upon an Amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000.

         The Amendment will not affect the relative voting power or equity interest of any Stockholder because such Amendment will affect each Stockholder in proportion to the number of shares of Common Stock owned by him or her prior to the adoption of the Amendment.

         The summary set forth below should be read in conjunction with, and is qualified in its entirety by, the full text of the Amendment, attached to this Proxy Statement as EXHIBIT E.

         The Company's Certificate of Incorporation presently authorizes 50,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of blank check preferred stock. The adoption of the Amendment would increase the authorized number of shares Common Stock from 50,000,000 to 100,000,000. After the adoption of the Amendment, [26,135,491] shares of Common Stock and zero shares of blank check preferred stock would be issued and outstanding (without giving effect to the Reverse Split). Assuming the approval of the Reverse Split and this Amendment, the Company's Certificate of Incorporation would authorize 25,000,000 shares of Common Stock and 5,000,000 shares of blank check preferred stock, and [6,533,873] shares of Common Stock and zero shares of blank check preferred stock would be issued and outstanding.

         For illustrative purposes only, the following table shows the effect on our authorized shares of common stock of the Reverse Split and the increase in authorized shares pursuant to the Amendment:

                                         PRIOR TO                                   ASSUMING 4 FOR 1
                                       REVERSE SPLIT          ASSUMING               REVERSE SPLIT
                                       AND AMENDMENT    4 FOR 1 REVERSE SPLIT        AND AMENDMENT
                                       -------------    ---------------------       ----------------
         Authorized Shares of
         Common Stock                   50,000,000           12,500,000                25,000,000

         Issued and Outstanding
         Shares of Common Stock         26,135,491            6,533,873                 6,533,873

         Shares of Common Stock
         available for future
         issuance                       23,864,509            5,966,127                18,466,127

         Additional shares of Common Stock would therefore be available for issuance from time to time in the future, for any proper corporate purpose, including equity financings, stock splits, stock dividends, acquisitions, stock option plans and other employee benefit plans. No further action or authorization by the Stockholders would be necessary prior to the issuance of the additional shares of Common Stock authorized pursuant to the Company's Certificate of Incorporation, as amended by the Amendment, unless applicable laws or regulations would require such approval in a given instance.

         The Board believes that it is desirable to have the additional authorized shares of Common Stock available for possible future financings, acquisition transactions, and other general corporate purposes. Having such additional authorized shares of Common Stock available for issuance in the future may allow such shares to be issued in circumstances that would serve to preserve control by the existing Stockholders.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Adoption of the Amendment will have the same effect as the adoption of the New Certificate of Incorporation pursuant to the Reincorporation and Merger described above. A summary of certain material federal income tax consequences of the adoption of such New Certificate of Incorporation, which will be identical to the tax consequences of adopting the Amendment, is set forth above in Proposal 1 - "Reincorporation and Merger - Certain Federal Income Tax Consequences."

OTHER FINANCIAL INFORMATION

         Financial statements and other financial information relating to our capitalization is hereby incorporated by reference to our Annual Report on Form 10-KSB for the fiscal year ended January 2, 2007. A copy of such report is available without charge upon request to the Company at 16106 Hart Street, Van Nuys, California, 91406.

STOCKHOLDER VOTE REQUIRED

         The approval of the Amendment requires that the number of votes cast in favor of the Amendment exceed the number of votes cast opposing such Amendment.


            THE BOARD BELIEVES THAT THE ADOPTION OF THE AMENDMENT IS
           ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS
       STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" SUCH ADOPTION.

                              STOCKHOLDER PROPOSALS

         Proposals of Stockholders intended for inclusion in the proxy statement to be furnished to all Stockholders entitled to vote at the 2008 Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices within a reasonable time before the Company prints and mails its proxy materials for such Annual Meeting, which is tentatively scheduled to be held on [______]. In order to avoid controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for stockholder proposals. If the Company does not receive notice of any matter that is to come before the Stockholders at the 2008 Annual Meeting of Stockholders within a reasonable time before the Company prints and mails its proxy materials for such Annual Meeting, the proxy for the 2008 Annual Meeting of Stockholders may, pursuant to Rule 14a-4(c) of the Proxy Rules under the Securities Exchange Act of 1934, confer discretionary authority to vote on the matters presented. In order to be eligible to submit a proposal, a Stockholder must have continuously held at least 1%, of the Company's Common Stock for at least one year by the date the proposal is submitted, and must continue to hold those securities through the date of the 2008 Annual Meeting. Each Stockholder may submit no more than one proposal for the 2008 Annual Meeting, and such proposal may not exceed 500 words.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements, information statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this document to you if you call or write us at the following address or phone number: 16106 Hart Street, Van Nuys, California, 91406, 818-909-6030. If you want to receive separate copies of our proxy statements, information statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                  OTHER MATTERS

         The Board knows of no other business that will be presented for consideration at the Special Meeting.


By Order of the Board of Directors,


/s/ Nolan K. Bushnell
------------------------------------
Nolan K. Bushnell
Chairman and Chief Executive Officer
[June 26], 2007

                                                                       EXHIBIT A
                                                                       ---------


                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of this ________ day of June, 2007 (the "Effective Date"), is entered into between uWink, Inc., a Utah corporation (the "Company"), and uWink, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("New uWink").

         WHEREAS, the board of directors of each of the Company and New uWink deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into New uWink, and that New uWink be the surviving corporation (the "Reincorporation Merger"); and

         WHEREAS, the board of directors of the Company have recommended approval of the Reincorporation Merger and approval and adoption of this Agreement by the stockholders of the Company, upon the terms and subject to the conditions set forth herein.

              NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                   THE REINCORPORATION MERGER; EFFECTIVE TIME

         1.1 THE REINCORPORATION MERGER. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into New uWink whereupon the separate existence of the Company shall cease. New uWink shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the Delaware General Corporation Law, as amended (the "DGCL"), and in the Utah Business Corporation Act, as amended (the "UCBA"), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company.

         1.2 EFFECTIVE TIME. Provided that the condition set forth in Section
5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and New uWink shall cause a Statement of Merger to be executed and filed with the Secretary of State of Utah (the "Utah Statement of Merger") and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the "Delaware Certificate of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Utah Statement of Merger and the Delaware Certificate of Merger (the "Effective Time").

                                   ARTICLE II
                 CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

         2.1 THE CERTIFICATE OF INCORPORATION. The certificate of incorporation of New uWink in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

         2.2 THE BYLAWS. The bylaws of New uWink in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

                                   ARTICLE III
               OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

         3.1 OFFICERS. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

         3.2 DIRECTORS. The directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

                                   ARTICLE IV
                        EFFECT OF MERGER ON CAPITAL STOCK

         4.1 EFFECT OF MERGER ON CAPITAL STOCK. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, New uWink or the shareholders of the Company:

                   (a) Every four shares of the Company's common stock issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.001, of New uWink ("New uWink Common Stock") and all shares of the Company's common stock shall be cancelled and retired and shall cease to exist.

                   (b) No shares of the Company's Preferred Stock were issued or outstanding immediately prior to the Effective Time. All shares of the Company's Preferred Stock shall be cancelled and retired and shall cease to exist.

                   (c) Each option, warrant, purchase right or other security of the Company issued and outstanding immediately prior to the Effective Time, if any, shall be converted into and shall be an identical security of New uWink and may be exercised or converted in accordance with its terms into shares of New uWink Common Stock in accordance with the four-for-one conversion ratio set forth in subsection (a) above. The same number of shares of New uWink Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the Company's common stock so reserved as of the Effective Time, after giving effect to the for-for-one conversion ratio set forth in subsection (a) above.

                   (d) Each share of New uWink Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

         4.2 CERTIFICATES. As soon as is practicable following the Effective Time, the Company shall cause the Company's transfer agent to deliver to each record holder of the Common Stock, options, warrants, purchase rights or other securities of the Company outstanding immediately prior to the Effective Time a transmittal letter requesting such record holder to surrender all certificates representing shares of Common Stock. The Company shall, upon surrender of such certificate by the holder thereof, issue new certificates representing that number of shares of New uWink Common Stock to which such holder is entitled. The existing Common Stock certificates will, until surrendered, be deemed for all purposes to evidence ownership of and to represent the number of shares of New uWink Common Stock to which such record holder is entitled. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of New uWink Common Stock, or options, warrants, purchase rights or other securities of New uWink, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

                                    ARTICLE V
                                    CONDITION

         5.1 CONDITION TO EACH PARTY'S OBLIGATION TO EFFECT THE REINCORPORATION MERGER.

                  (a) The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by each of the holders of the Company's common stock pursuant to the UCBA and the articles of incorporation of the Company.

                  (b) None of the holders of the Company's issued and outstanding Common Stock shall have exercised their rights to dissent to the Reincorporation Merger and demand payment for the value of their shares.


                                   ARTICLE VI
                                   TERMINATION

         6.1 TERMINATION. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the

Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or New uWink, or any of their respective shareholders, directors or officers.

                                   ARTICLE VII
                            MISCELLANEOUS AND GENERAL

         7.1 MODIFICATION OR AMENDMENT. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of the Company's common stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation or (ii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

         7.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         7.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         7.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

         7.5 NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         7.6 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         7.7 HEADINGS. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.


                                      UWINK, INC.
                                      a Utah corporation

                                      By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                      UWINK, INC.
                                      a Delaware corporation

                                      By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT B
                                                                       ---------

                                 CERTIFICATE OF

                                  INCORPORATION

                                       OF

                                   UWINK, INC.
                                   -----------


                  The undersigned, for the purpose of incorporating and organizing a Corporation under the General Corporation Law of the State of Delaware, hereby adopts the following:

                  FIRST: The name of the Corporation is uWink, Inc.

                  SECOND: The address of the Corporation's initial registered office in the State of Delaware is [______________]. The name of the Corporation's initial registered agent at such address is [_________________________________________].

                  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of the State of Delaware.

                  FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 25,000,000 shares of Common Stock, each having a par value of $0.001 per share (the "Common Stock"), and 5,000,000 shares of Preferred Stock, each having a par value of $0.001 per share (the "Preferred Stock").

                           The Board of Directors is expressly authorized to
provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the General Corporation Law of the State of Delaware, including, without limitation, the authority to provide that any such class or series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

                  FIFTH: The name and mailing address of the incorporator are Patricia K. Garringer, 4520 Main Street, Suite 1100, Kansas City, Missouri, 64111.

                  SIXTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

                  The number of directors of the Corporation shall not be less than three nor more than nine, the exact number of directors to be determined from time to time by resolution adopted by a majority of the entire Board, and such exact number shall be four until otherwise determined by resolution adopted by a majority of the entire Board. In the event that the Board is increased by such a resolution, the vacancy or vacancies so resulting shall be filled by a vote of the majority of the directors then in office. No decrease in the Board shall shorten the term of any incumbent directors.

                  SEVENTH: The duration of the Corporation is perpetual.

                  EIGHTH:

         1. ELIMINATION OF CERTAIN LIABILITY OF DIRECTORS AND EXECUTIVE OFFICERS. No director or executive officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as such, except for liability (i) for any breach of the duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director or executive officer derived an improper personal benefit. If the General Corporation Law of the State of Delaware at any time authorizes corporate action further limiting or eliminating the personal liability of directors and executive officers, then the liability of the directors and executive officers of the Corporation shall be limited or eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware without further action by the Corporation. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or executive officer of the Corporation existing at the time of such repeal or modification.


         2. INDEMNIFICATION AND INSURANCE.

                  (a) RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation

         Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators: PROVIDED, HOWEVER, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article Eighth shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition: PROVIDED, HOWEVER, that, if the General Corporation Law of the State of Delaware allows, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

                  (b) RIGHT OF CLAIMANT TO BRING SUIT. If a claim under paragraph (a) of this Article Eighth is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  (c) NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                  (d) INSURANCE. The Corporation may at its option maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

                  NINTH: The Board of Directors of the Corporation is authorized and empowered to make, alter, amend or repeal any or all of the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to make, alter, amend or repeal any or all of the Bylaws of the Corporation.

                  TENTH: The Corporation reserves the right at any time and from time to time to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law; and all rights conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to this Certificate of Incorporation in their present form or as hereafter amended are granted subject to this reservation.


                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of June, 2007.


                                             /s/ Patricia K. Garringer
                                             -----------------------------------
                                             Patricia K. Garringer, Incorporator

                                                                       EXHIBIT C
                                                                       ---------



                                     BY-LAWS

                                       OF


                                   uWink, Inc.


                               ARTICLE I. OFFICES

         The registered office shall be in the City of ________, County of _________, State of Delaware.

         The principal office of the corporation shall be located in 16106 Hart Street, Van Nuys, California. The corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

                            ARTICLE II. STOCKHOLDERS

         Section 1. ANNUAL MEETING. The annual meeting of the stockholders shall be held on such date and at such time as the Board of Directors shall determine which is within 90 days after the end of the year, beginning with the year next following the year of its incorporation, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. The day fixed for the annual meeting shall not be a legal holiday in the State of Delaware. If the election of Directors shall not be held on the day designated herein or any annual meeting of the stockholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as conveniently may be.

         Section 2. SPECIAL MEETINGS. Special meetings for the stockholders, for any purpose of purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors.

         Section 3. PLACE OF MEETING. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place either within or without the State of Delaware, as the place for the holding of such meeting. If no designation is made, or if a special meeting by otherwise called, the place of meeting shall be the principal office of the corporation.

         Section 4. NOTICE OF MEETING. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose of purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered no less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

         Section 5. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty days and, in case of a meeting of stockholders, not less than ten days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

         Section 6. VOTING LISTS. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the stockholders entitled to vote at each meeting of stockholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting for the purposes thereof.

         Section 7. QUORUM. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         Section 8. PROXIES. At all meetings of stockholders, a stockholder may vote in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

         Section 9. VOTING OF SHARES. Each outstanding share entitled to vote shall be entitle to one vote upon each matter submitted to a vote at a meeting of stockholders.

         Section 10. VOTING OF SHARES BY CERTAIN HOLDERS. Shares outstanding in the name of another corporation may be voted by such officer, agent or proxy and the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

         Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do contained in an appropriate order of the court by which such receiver was appointed.

         A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Neither shares of its own stock held by the corporation, nor those held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

         Section 11. INFORMAL ACTION BY STOCKHOLDERS. Any action required to be taken at a meeting of the stockholders, or any action which may be taken at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof.

                         ARTICLE III. BOARD OF DIRECTORS

         Section 1. GENERAL POWERS. The business and affairs of the corporation shall be managed by its Board of Directors.

         Section 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be not less than three (3) or more than nine (9) as determined, from time to time, by the Board of Directors. The number of original directors shall be as set forth in the Articles of Incorporation. Each Director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified. Directors need not be residents of the State of Delaware or stockholders of the corporation.

         Section 3. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be called without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.

         Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the President or by a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors called by them.

         Section 5. NOTICE. Notice of any special meeting shall be given at least two days previously thereto by written notice delivered personally mailed to each Director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 6. QUORUM. A majority of the number of Directors fixed by section of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

         Section 7. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee; provided, however, that, if the resolution of the Board of Directors so provides, in the absence or disqualification of any such member or alternate member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member or alternate member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution or amending the by-laws of the corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of those entitled to vote at any meeting of any committee shall constitute a quorum for the transaction of business at that meeting.

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

         Section 8. MANNER OF ACTING. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Any action which may be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

         Section 9. VACANCIES. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by election by the Board of Directors for a term of office continuing only until the next election of Directors by the stockholders.

         Section 10. COMPENSATION. By resolution of the Board of Directors, each Director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors or both. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 11. PRESUMPTION OF ASSENT. A Director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

                              ARTICLE IV. OFFICERS.

         Section 1. NUMBER. The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose to elect a Chief Executive Officer, a Chief Technical Officer, a Chief Financial Officer, and/or a Chief Operating Officer. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer, and one or more Assistant Treasurers. Any number of offices may be held by the same person.

         Section 2. ELECTION AND TERM OF OFFICE. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

         Section 3. REMOVAL. Any officer or agent may be removed by the Board of Directors whenever in its judgment, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         Section 4. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

         Section 5. POWERS AND DUTIES OF EXECUTIVE OFFICERS. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

         Section 6. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the corporation.

                ARTICLE V. CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 1. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         Section 3. CHECKS, DRAFTS, ETC. All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer of officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 4. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the Board of Directors may select.

             ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER

         Section 1. CERTIFICATES FOR SHARES. Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice-President and by the Secretary or an Assistant Secretary and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimile if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or one of its employees. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certification shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

         Section 2. TRANSFER OF SHARES. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

                            ARTICLE VII. FISCAL YEAR

         The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

                             ARTICLE VIII. DIVIDENDS

         The Board of Directors may, from time to time, declare the Corporation may pay dividends on its outstanding shares in the manner, and upon the terms and conditions provided by law and its Articles of Incorporation.

                           ARTICLE IX. CORPORATE SEAL

         The Board of Directors shall provide a corporate seal.

                           ARTICLE X. WAIVER OF NOTICE

         Whenever notice is required to be given to any stockholder or director of the Corporation under the provisions of these By-Laws or under the provisions of the Articles of Incorporation or under the provisions of the Delaware General Corporation Law, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                             ARTICLE XI. AMENDMENTS

         These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.

                 ARTICLE XII. PROCEDURE FOR CONDUCTING MEETINGS

         All stockholder and director meetings shall be conducted in accordance with the rules and procedures set forth in the most current edition of Roberts' Rules of Order.


                                  uWink, Inc.:


                                  By:
                                      ------------------------------------------
                                      Nolan K. Bushnell, Chief Executive Officer

                                                                       EXHIBIT D
                                                                       ---------

                           DISSENTERS' RIGHTS STATUTE
                           --------------------------

         16-10A-1301. DEFINITIONS.

         For purposes of Part 13:

         (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

         (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

         (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10A-1302 and who exercises that right when and in the manner required by Sections 16-10A-1320 through 16-10A-1328.

         (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

         (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

         (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10A- 723.

         (7) "Shareholder" means the record shareholder or the beneficial shareholder.

         16-10A-1302. RIGHT TO DISSENT.

         (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

         (a) consummation of a plan of merger to which the corporation is a party if.

         (i) shareholder approval is required for the merger by Section 16-10A-1103 or the articles of incorporation; or

         (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10A-1104;

         (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10A-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

         (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10A-1202(2).

         (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

         (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

         (a) the record date fixed under Section 16-10A-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

         (b) the record date fixed under Section 16-10A-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

         (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

         (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

         (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

         (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

         (c) cash in lieu of fractional shares; or

         (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

         (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

         16-10A-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

         (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

         (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

         (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

         (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10A-1322.

         16-10A-1320. NOTICE OF DISSENTERS' RIGHTS.

         (1) If a proposed corporate action creating dissenters' rights under
Section 16-10A-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

         (2) If a proposed corporate action creating dissenters' rights under
Section 16-10A-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10A-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10A-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10A-704 for which the notice was to have been given.

         16-10A-1321. DEMAND FOR PAYMENT -- ELIGIBILITY AND NOTICE OF INTENT.

         (1) If a proposed corporate action creating dissenters' rights under
Section 16-10A-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

         (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

         (b) may not vote any of his shares in favor of the proposed action.

         (2) If a proposed corporate action creating dissenters' rights under
Section 16-10A-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10A-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

         (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10A-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

         (4) A shareholder who does not satisfy the requirements of Subsections
(1) through (3) is not entitled to payment for shares under this part.

         16-10A-1322. DISSENTERS' NOTICE.

         (1) If proposed corporate action creating dissenters' rights under
Section 16-10A-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

         (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and shall:

         (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

         (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

         (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

         (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

         (f) state the requirement contemplated by Subsection 16-10A-1303(3), if the requirement is imposed; and

         (g) be accompanied by a copy of this part.

         16-10A-1323. PROCEDURE TO DEMAND PAYMENT.

         (1) A shareholder who is given a dissenters' notice described in
Section 16-10A-1322, who meets the requirements of Section 16-10A-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

         (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10A-1322(2)(D), duly completed, or may be stated in another writing;

         (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

         (c) if required by the corporation in the dissenters' notice described in Section 16-10A-1322, as contemplated by Section 16-10A-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under
Section 16-10A-1302.

         (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

         (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

         16-10A-1325. PAYMENT.

         (1) Except as provided in Section 16-10A-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10A-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10A-1323, and who meets the requirements of Section 16-10A-1321, and who has not yet received payment.

         (2) Each payment made pursuant to Subsection (1) must be accompanied by:

         (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

         (B) an income statement for that year;

         (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

         (D) the latest available interim financial statements, if any;

         (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

         (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

         (c) a statement of the dissenter's right to demand payment under
Section 16-10A-1328; and

         (d) a copy of this part.

         16-10A-1326. FAILURE TO TAKE ACTION.

         (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10A-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

         (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10A-1322, and the provisions of Sections 16-10A-1323 through 16-10A-1328 shall again be applicable.

         16-10A-1327. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

         (1) A corporation may, with the dissenters' notice given pursuant to
Section 16-10A-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10A-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10A-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

         (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10A-1325(2).

         16-10A-1330. JUDICIAL APPRAISAL OF SHARES -- COURT ACTION.

         (1) If a demand for payment under Section 16-10A-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10A-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

         (2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

         (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10A-1321, 16-10A-1323, and 16-10A-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10A-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10A-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

         (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

         (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10A-1325; or

         (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10A-1327.

         16-10A-1331. COURT COSTS AND COUNSEL FEES.

         (1) The court in an appraisal proceeding commenced under Section 16-10A-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10A-1328.

         (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10A-1320 through 16-10A-1328; or

         (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

         (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                                                       EXHIBIT E
                                                                       ---------



                                  AMENDMENT TO

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                   UWINK, INC.

         In accordance with Section 16-10a-1007 of the Utah Business Corporation Act, uWink, Inc., a corporation organized and existing under the laws of the State of Utah (the "Corporation"), hereby certifies as follows:

         FIRST: The name of the Corporation is uWink, Inc.

         SECOND: The amendment to the Corporation's Restated Certificate of Incorporation (the "Amendment") does not provide for an exchange, reclassification or cancellation of issued shares of the Corporation .

         THIRD: The Amendment was first adopted by the Board of Directors of the Corporation on or about June 14, 2007 and was approved by a vote of the Corporation's shareholders on or about July 23, 2007.

         FOURTH: The Amendment hereby amends the Restated Certificate of Incorporation of the Corporation as follows:

         1. Article III of the Restated Certificate of Incorporation is hereby amended to add the a new subsection (n) to be read in its entirety as follows:

                  (n) To engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of the State of Utah.

         2. Article IV of the Restated Certificate of Incorporation is hereby deleted in its entirety and the following substituted in lieu thereof:


                               ARTICLE IV - STOCK

                  The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 shares of Common Stock, each having a par value of $0.001 per share (the "Common Stock"), and 5,000,000 shares of Preferred Stock, each having a par value of $0.001 per share (the "Preferred Stock").

                  The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the General Corporation Law of the State of Delaware, including, without limitation, the authority to provide that any such class or series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series;
         (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

                  [Include the following paragraph if the Reverse Split is also approved:]

                  [Upon the amendment of this Article IV pursuant to the filing of this Amendment, authorized shares of Common Stock are combined as follows: each 4 shares of authorized Common Stock are reverse split into 1 share of Common Stock.]

         FIFTH: The designation, number of outstanding shares, number of votes entitled to be cast, number of votes indisputable represented, and the total number of votes cast for and against the Amendment were as follows:

                        OUTSTANDING     VOTES ENTITLED        VOTES
     DESIGNATION           SHARES         TO BE CAST       REPRESENTED      VOTES FOR      VOTES AGAINST
     -----------           ------         ----------       -----------      ---------      -------------

   Common Stock         [26,235,491]     [26,235,491]      [__________]   [__________]      [__________]

         SIXTH: The number of votes cast in favor of the Amendment was sufficient for approval.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Restated Certificate of Incorporation to be executed by its Chief Executive Officer on this ___ day of July, 2007.



                                            ------------------------------------
                                            Nolan K. Bushnell
                                            Chief Executive Officer

                                      PROXY

                                   UWINK, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                  JULY 23, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints [________] as proxy, with full power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock of uWink, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held on July 23, 2007 or any adjournment thereof.

(1) APPROVAL OF REINCORPORATION
                      |_| FOR              |_| AGAINST            |_| ABSTAIN

(2) APPROVAL OF REVERSE SPLIT

                      |_| FOR              |_| AGAINST            |_| ABSTAIN

(3) APPROVAL OF AMENDMENT

                      |_| FOR              |_| AGAINST            |_| ABSTAIN


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE REINCORPORATION, THE REVERSE SPLIT AND THE AMENDMENT.


                                        Dated:  ______________________, 2007

                                        Signature:

                                        ________________________________________

                                        Signature if held jointly:

                                        ________________________________________

                                        (Please sign exactly using the name(s)
                                        in which the stock is titled. When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

Please mark, sign and date your proxy card and return it to:

Peter F. Wilkniss
uWink, Inc.
16106 Hart Street
Van Nuys, California  91406


   Votes by mail must be received by 8:00 a.m. (Central Time) on July 23, 2007